UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 19, 2012

                                 NORTHEAST BANCORP
(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Canal Street, Lewiston, Maine	04240
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 786-3245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. Rule 13e-4(c)).

Item 2.02     Results of Information and Financial Condition.

On October 19, 2012, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing dates for fiscal 2013 first quarter earnings results and conference. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto,  is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Exhibit No.	Description
99.1	Press Release of the Company, dated October 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST BANCORP
Date: October 22, 2012	By:	/s/ Claire S. Bean
Claire S. Bean
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated October 19, 2012